Prospectus Supplement                                          85592 8/02
dated August 30, 2002 to:

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
Prospectuses dated February 28, 2002

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value and Core Fixed-Income High Yield Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team member coordinates the teams' management of the fund's portfolio. His experience as an investment professional over at least the last five years is shown.


---------------------------------------------------------------------------
Portfolio leader        Since       Experience
---------------------------------------------------------------------------
David L. King           2002        1983 - Present     Putnam Management